FIRST AMENDMENT dated as of July 29, 2019 (this “Amendment”), to the CREDIT AGREEMENT dated as of April 6, 2017 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as further amended, supplemented or otherwise modified by this Amendment, the “Credit Agreement”; capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement), among AMERICAN AXLE & MANUFACTURING, INC., a Delaware corporation (the “Borrower”), AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., a Delaware corporation (the “Parent”), the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, in accordance with Section 2.23 of the Existing Credit Agreement, has requested by written notice to the Administrative Agent the establishment of Incremental Term Loans in an aggregate principal amount of $340,000,000 (the “Incremental Term Loan”), and the Persons set forth on Schedule I hereto are willing to commit to provide the Incremental Term Loans (the “Incremental Term Lenders”; the commitment of each Incremental Term Lender to make an Incremental Term Loan in a principal amount not exceeding the amount set forth opposite such Incremental Term Lender’s name on Schedule I hereto under the caption “Incremental Term Commitment” being referred to as its “Incremental Term Commitment”) on terms identical to those of the Tranche A Term Loans outstanding immediately prior to the effectiveness of this Amendment (the “Existing Tranche A Term Loans”) other than as set forth herein;

WHEREAS, the Borrower, in accordance with Section 2.25 of the Existing Credit Agreement, has delivered to the Administrative Agent a Maturity Date Extension Request dated as of July 26, 2019, requesting an extension of the Revolving Maturity Date (the “Maturity Date Extension”);

WHEREAS, (a) each Lender holding Revolving Commitments and/or Revolving Loans immediately prior to the consummation of the transactions specified in Section 3 hereof (each, an “Existing Revolving Lender”) that executes and delivers a signature page to this Amendment (each, a “Consenting Revolving Lender”) at or prior to 5:00 p.m., New York City time, on July 24, 2019 (the “Delivery Time”), will have agreed to the terms of this Amendment upon the effectiveness of this Amendment on the Amendment Effective Date, and (b) each Existing Revolving Lender that does not execute and deliver a signature page to this Amendment at or prior to the Delivery Time (each, a “Declining Revolving Lender”) will be deemed not to have agreed to this Amendment and will be subject to the mandatory assignment provision of Section 2.20(b) of the Credit Agreement as a Declining Lender upon the effectiveness of this Amendment on the Amendment Effective Date (it being understood that the interests, rights and obligations of the Declining Revolving Lenders under the Loan Documents will be assumed by (i) certain Consenting Revolving Lenders and (ii) certain financial institutions that are not Existing Revolving Lenders and that are party hereto (each, a “New Revolving Lender”), in each case in accordance with Sections 2.20(b) and 9.04(b) of the Credit Agreement and Sections 3(a) and 3(b) hereof); and

WHEREAS, with respect to the foregoing, this Amendment is an amendment entered into pursuant to Sections 2.23 and 2.25 of the Credit Agreement to provide for the Incremental Term Loans and Maturity Date Extension.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1.  Rules of Interpretation.  The rules of interpretation set forth in Section 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2.  Incremental Term Loans.

(a)  Subject to the terms and conditions set forth herein, each Incremental Term Lender severally agrees to make to the Borrower an Incremental Term Loan as a single Loan on the Amendment Effective Date in a principal amount not exceeding such Incremental Term Lender’s Incremental Term Commitment, as set forth on Schedule I hereto.  Unless previously terminated, the Incremental Term Commitments shall terminate upon the funding of the Incremental Term Loans.

(b)  Amounts borrowed under this Section 2 and repaid or prepaid may not be reborrowed.  Incremental Term Loans may be ABR Loans or Eurodollar Loans, as further provided in the Credit Agreement.

(c)  The Borrower shall use the proceeds of the Incremental Term Loans to (i) first, repay in full all Existing Tranche A Term Loans and (ii) second, repay a portion of the Tranche B Term Loans outstanding on the Amendment Effective Date with the remainder of such proceeds.

SECTION 3.  Maturity Date Extension.

(a)  Subject to the terms and conditions set forth herein, on the Amendment Effective Date, (i) each New Revolving Lender shall become, and each Consenting Revolving Lender shall continue to be, a “Revolving Lender” and a “Lender” under the Credit Agreement and (ii) each New Revolving Lender shall have, and each Consenting Revolving Lender shall continue to have, all the rights and obligations of a “Revolving Lender” and a “Lender” holding a Revolving Commitment or a Revolving Loan under the Credit Agreement and the other Loan Documents.

(b)  Pursuant to Sections 2.20(b), 2.25(a), 9.02(b) and 9.04(b) of the Credit Agreement, on the Amendment Effective Date, (i) each Declining Revolving Lender shall be deemed to have assigned, delegated and transferred its Revolving Commitments and its Revolving Loans, as applicable, including any participations in LC Disbursements and (ii) each Consenting Revolving Lender that will be allocated an aggregate amount of the Revolving Commitments as of the Amendment Effective Date that is less than the aggregate amount of Revolving Commitments of such Consenting Revolving Lender immediately prior to the Amendment Effective Date (as disclosed to such Consenting Revolving Lender by the Administrative Agent prior to the date hereof) shall be deemed to have assigned, delegated and transferred the portion of its Revolving Commitments in excess of such allocated amount (together with a proportionate principal amount of the Revolving Loans and participations in LC Disbursements of such Consenting Revolving Lender), in each case together with all its interests, rights (other than its existing rights to payments pursuant to Section 2.15 or 2.17 of the Credit Agreement) and obligations under the Loan Documents in respect thereof, to JPMorgan Chase Bank, N.A. (“JPMorgan”), as assignee, and, in the case of its Revolving Loans and participations in LC Disbursements, at a purchase price equal to par (the “Revolving Loan Purchase Price”).  Upon (1) payment to a Declining Revolving Lender of (x) the Revolving Loan Purchase Price with respect to its Revolving Loans and participations in LC Disbursements so assigned, delegated and transferred pursuant to this paragraph (b) (which shall be paid by JPMorgan) and (y) accrued and unpaid interest and fees and other amounts owing under the Existing Credit Agreement, in each case with respect to the Revolving Commitments and Revolving Loans through but excluding the Amendment Effective Date (which shall be paid by the Borrower), and (2) the satisfaction of the applicable conditions set forth in Sections 2.20(b), 2.25(a), 9.02(b) and 9.04(b) of the Credit Agreement (but without the requirement of any further action on the part of such Declining Revolving Lender, the Borrower, any other Loan Party or the Administrative Agent), such Declining Revolving Lender shall cease to be a party to the Credit Agreement in its capacity as a Revolving Lender and a Lender.

(c)  Subject to the terms and conditions set forth herein, on the Amendment Effective Date, (i) to the extent any Consenting Revolving Lender will be allocated an aggregate amount of the Revolving Commitments as of the Amendment Effective Date that is more than the aggregate amount of the Revolving Commitments of such Consenting Revolving Lender immediately prior to the Amendment Effective Date (as disclosed to such Consenting Revolving Lender by the Administrative Agent prior to the date hereof), each such Consenting Revolving Lender agrees to assume from JPMorgan such excess amount (together with a proportionate principal amount of the Revolving Loans and participations in LC Disbursements at a purchase price equal to par) and (ii) each New Revolving Lender, if any, set forth on Schedule II hereto agrees to assume from JPMorgan Revolving Commitments in an aggregate amount equal to the amount disclosed to such New Revolving Lender by the Administrative Agent prior to the date hereof (together with a proportionate principal amount of the Revolving Loans and participations in LC Disbursements at a purchase price equal to par).

(d)  Each New Revolving Lender, if any, by delivering its signature page to this Amendment on the Amendment Effective Date and assuming Revolving Commitments and Revolving Loans in accordance with Section 3(c) hereof, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be approved by the Administrative Agent or any Lenders, as applicable, on the Amendment Effective Date.

(e)  The transactions described in this Section 3 will be deemed to satisfy the requirements of Sections 2.20(b), 9.02(b) and 9.04 of the Credit Agreement in respect of the assignment of the Revolving Commitments, Revolving Loans and participations in LC Disbursements so assigned, delegated and transferred pursuant to Sections 3(b) and 3(c) hereof, and this Amendment will be deemed to be an Assignment and Assumption with respect to such assignments.

SECTION 4.  Amendments to the Credit Agreement.

(a)  Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

“BHC Act Affiliate” of a party means an “affiliate’ (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:

(i)          a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)          a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)          a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Covered Party” has the meaning assigned to it in Section 9.20.

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“First Amendment” means the First Amendment, dated as of the First Amendment Effective Date, among the Borrower, the Parent, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” means July 29, 2019.

“Hedging Agreement” means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” has the meaning assigned to it in Section 9.20.

“Supported QFC” has the meaning assigned to it in Section 9.20.

“U.S. Special Resolution Regime” has the meaning assigned to it in Section 9.20.

(b)  Clause (b) of the definition of “Applicable Rate” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b) with respect to any Tranche A Term Loan, the applicable rate per annum set forth below under the caption “ABR Spread” or “Eurodollar Spread” as the case may be, based upon the Total Net Leverage Ratio as of the end of the fiscal quarter for which consolidated financial statements have heretofore been most recently delivered pursuant to Section 5.01(a) or 5.01(b); provided that until the delivery to the Administrative Agent pursuant to Section 5.01(a) or 5.01(b) as of and for the first fiscal quarter ending after the First Amendment Effective Date, the Applicable Rate shall be the applicable rate per annum set forth below in Category 2; provided further that in the event that, as of January 1, 2024, (i) Tranche B Term Loans or Indebtedness incurred to refinance Tranche B Term Loans remain outstanding and (ii) the maturity date for such Indebtedness is earlier than the date that is 91 days after the Tranche A Term Maturity Date, the applicable margin applicable to the Tranche A Term Loans set forth at each level of the pricing grid below will be increased by 2.50% effective as of January 1, 2024:

Category	Total Net Leverage Ratio	ABR Spread	Eurodollar Spread
Category 1	> 3.00 to 1.00	1.00%	2.00%
Category 2	≤ 3.00 to 1.00 but > 2.00 to 1.00	0.75%	1.75%
Category 3	≤ 2.00 to 1.00 but > 1.25 to 1.00	0.50%	1.50%
Category 4	≤ 1.25 to 1.00	0.25%	1.25%

(c)  Clause (c) of the definition of “Applicable Rate” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c) with respect to any Revolving Loan, or with respect to the commitment fees payable hereunder the applicable rate per annum set forth below under the caption “ABR Spread” or “Eurodollar Spread” or “Commitment Fee Rate” as the case may be, based upon the Total Net Leverage Ratio as of the end of the fiscal quarter for which consolidated financial statements have heretofore been most recently delivered pursuant to Section 5.01(a) or 5.01(b); provided that until the delivery to the Administrative Agent pursuant to Section 5.01(a) or 5.01(b) as of and for the first fiscal quarter ending after the First Amendment Effective Date, the Applicable Rate shall be the applicable rate per annum set forth below in Category 2:

Category	Total Net Leverage Ratio	ABR Spread	Eurodollar Spread	Commitment Fee Rate
Category 1	> 3.00 to 1.00	1.00%	2.00%	0.35%
Category 2	≤ 3.00 to 1.00 but > 2.00 to 1.00	0.75%	1.75%	0.30%
Category 3	≤ 2.00 to 1.00 but > 1.25 to 1.00	0.50%	1.50%	0.25%
Category 4	≤ 1.25 to 1.00	0.25%	1.25%	0.20%

(d)  The definition of “Arrangers” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Arrangers” means, on and after the First Amendment Effective Date, JPMorgan Chase Bank, N.A., Barclays Bank PLC, BofA Securities, Inc., Citigroup Global Markets Inc. and RBC Capital Markets, each in its capacity as a joint lead arranger and joint bookrunner for the credit facilities provided for herein.

(e)  The definition of “Revolving Maturity Date” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Revolving Maturity Date” means July 29, 2024 unless Tranche B Term Loans or any Indebtedness incurred to refinance such Loans is outstanding and has a maturity date that is earlier than 91 days after July 29, 2024, in which case “Revolving Maturity Date” shall mean 91 days prior to the maturity date of the outstanding Tranche B Term Loans or, if no Tranche B Term Loans are outstanding, such refinancing Indebtedness.

(f)  The definition of “Tranche A Term Commitment” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Tranche A Term Commitment” means, with respect to each Term Lender, the commitment, if any, of such Lender to make Tranche A Term Loans pursuant to the First Amendment on the First Amendment Effective Date, expressed as an amount representing the maximum principal amount of the Tranche A Term Loans to be made by such Lender, as such commitment may be (i) reduced from time to time pursuant to Section 2.08 and (ii) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Tranche A Term Commitment is set forth on Schedule I to the First Amendment, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Tranche A Term Commitment, as applicable.

(g)  The definition of “Tranche A Term Loan” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Tranche A Term Loan” means a Loan made pursuant to the First Amendment.

(h)  The definition of “Tranche A Term Maturity Date” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Tranche A Term Maturity Date” means July 29, 2024.

(i)  Article I of the Existing Credit Agreement is hereby amended by adding the following new Section 1.06 immediately after Section 1.05:

SECTION 1.06.  Divisions.  For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws):  (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time.

(j)  Section 2.03 of the Existing Credit Agreement is hereby amended by replacing the words “12:00 noon, New York City time”, in each instance, with the words “for a Revolving Borrowing or a Term Borrowing of Tranche A Term Loans, 2:00 p.m., New York City time, and for a Term Borrowing of Tranche B Term Loans, 12:00 noon, New York City time”.

(k)  Section 2.10(a)(i) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(i) Subject to adjustment pursuant to paragraph (d) of this Section, the Borrower shall repay the Tranche A Term Loans, if any, in quarterly installments on each March 31, June 30, September 30 and December 31, commencing September 30, 2019, and a final installment on the Tranche A Term Maturity Date, in an aggregate principal amount equal to (A) for each such date occurring on or prior to the first anniversary of the First Amendment Effective Date, 0.00% of the aggregate principal amount of the Tranche A Term Loans outstanding on the First Amendment Effective Date, (B) for each such date occurring after the first anniversary of the First Amendment Effective Date but on or prior to the second anniversary of the First Amendment Effective Date, 0.625% of the aggregate principal amount of the Tranche A Term Loans outstanding on the First Amendment Effective Date, (C) for each such date occurring after the second anniversary of the First Amendment Effective Date but on or prior to the third anniversary of the First Amendment Effective Date, 1.250% of the aggregate principal amount of the Tranche A Term Loans outstanding on the First Amendment Effective Date, (D) for each such date occurring after the third anniversary of the First Amendment Effective Date but on or prior to the fourth anniversary of the First Amendment Effective Date, 1.875% of the aggregate principal amount of the Tranche A Term Loans outstanding on the First Amendment Effective Date and (E) for each such date occurring after the fourth anniversary of the First Amendment Effective Date but prior to the Tranche A Term Maturity Date, 2.500% of the aggregate principal amount of the Tranche A Term Loans outstanding on the First Amendment Effective Date.

(l)  Section 6.10 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

Total Net Leverage Ratio.  For the benefit of the Revolving Lenders, the Issuing Banks and the Tranche A Term Lenders only (and the Administrative Agent on their behalf), the Parent will not permit the Total Net Leverage Ratio as of the end of any fiscal quarter to exceed the ratio set forth below with respect to such fiscal quarter:

Fiscal Quarter End Date	Total Net Leverage Ratio

July 1, 2019, through December 31, 2020	4.25 to 1.00

January 1, 2021, through December 31, 2021	4.00 to 1.00

January 1, 2022, through June 30, 2022	3.75 to 1.00

July 1, 2022, and thereafter	3.50 to 1.00

(m)  Article IX of the Existing Credit Agreement is hereby amended by adding the following new Section 9.20 immediately after Section 9.19:

SECTION 9.20.  Acknowledgement Regarding Any Supported QFCs.  To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regime”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

SECTION 5.  Representations and Warranties.  The Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

(a)  This Amendment and the transactions contemplated thereby are within each Loan Party’s corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action.

(b)  This Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 6.  Effectiveness.  This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) when:

(a)  the Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of (i) the Borrower, (ii) each of the other Loan Parties, (iii) each Incremental Term Lender, (iv) each Consenting Revolving Lender and (v) each New Revolving Lender, or as to any of the foregoing parties, advice reasonably satisfactory to the Administrative Agent that each of the foregoing parties has executed a counterpart of this Amendment;

(b)  the Administrative Agent shall have received counterparts of this Amendment that bear the signatures of Lenders having Revolving Credit Exposures as of immediately prior to the effectiveness of this Amendment which represent more than 50% of the sum of the total Aggregate Revolving Credit Exposure at such time;

(c)  each of the representations and warranties set forth in Section 5 hereof shall be true and correct as of the Amendment Effective Date;

(d)  The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality, in all respects) on and as of the Amendment Effective Date, except to the extent any such representation and warranty expressly relates to a prior date, in which case such representation and warranty is true and correct in all material respects (or in all respects, as applicable) as of such earlier date; provided that, for purposes of the representation in Section 3.17 of the Credit Agreement, the reference to “the Closing Date” therein shall be deemed to refer to “the Amendment Effective Date” and the reference to “the Transactions” shall be deemed to refer to the transactions contemplated by this Amendment;

(e)  At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing;

(f)  the Administrative Agent shall have received (i) with respect to each Loan Party, secretary’s certificates of the type delivered to the Administrative Agent pursuant to Section 4.01(c) of the Credit Agreement, dated as of the Amendment Effective Date (including the attachments thereto) and (ii) a certificate of a Responsible Officer of the Borrower confirming compliance with the conditions set forth in paragraph (c), (d) and (e) of this Section 6;

(g)  the Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders (including the Incremental Term Lenders, the Consenting Revolving Lenders and the New Revolving Lenders)) of (i) Shearman & Sterling LLP, counsel for the Loan Parties, which shall be substantially consistent with a customary New York law opinion for this type of Amendment, and (ii) the Borrower’s inhouse counsel, which will address corporate organizational matters of Borrower and Parent, each dated as of the Amendment Effective Date;

(h)  the Borrower shall be in compliance with the requirements of Section 2.23 of the Credit Agreement and have delivered a certificate of a Responsible Officer certifying compliance with Section 2.23 of the Credit Agreement, together with reasonably detailed calculations demonstrating such compliance;

(i)  the Administrative Agent shall have received a certificate, dated as of the Amendment Effective Date, and signed by a Responsible Officer, confirming compliance with the conditions set forth in Sections 4.02(a) and 4.02(b) of the Credit Agreement;

(j)  the Lenders (including the Incremental Term Lenders, the Consenting Revolving Lenders and the New Revolving Lenders) shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, in each case to the extent requested in writing to the Borrower not later than ten Business Days prior to the proposed Amendment Effective Date; and

(k)  the Administrative Agent shall have received payment of all fees and expenses required to be paid or reimbursed by the Borrower under or in connection with this Amendment, including those expenses set forth in Section 11 hereof, to the extent such fees and expenses are invoiced at least one Business Day prior to the proposed Amendment Effective Date.

SECTION 7.  Reaffirmation.  Each of the Borrower, Parent and each other Loan Party hereby (a) reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party, in each case as modified by this Amendment, (b) reaffirms all Liens on the Collateral which have been granted by it in favor of the Collateral Agent (for the benefit of the Secured Parties) pursuant to the Loan Documents and (c) acknowledges and agrees that the guarantees of the Loan Parties contained in the Guarantee Agreement and the grants of security interests by the Loan Parties contained in the Collateral Agreement and the other Security Documents are, and shall remain, in full force and effect in respect of, and to secure, the Secured Obligations (including the Incremental Term Loans and other extensions of credit thereunder).

SECTION 8.  Credit Agreement.  Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  After the Amendment Effective Date, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 9.  Applicable Law; Waiver of Jury Trial.  (a)  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)  EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 10.  Counterparts; Amendment.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging shall be effective as delivery of an original executed counterpart of this Amendment.  This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent, the Issuing Banks and the Lenders party hereto.

SECTION 11.  Fees and Expenses.

(a)  The Borrower hereby agrees to pay to the Administrative Agent on the Amendment Effective Date, for the account of each applicable party, all fees separately agreed to by the Borrower and JPMorgan in respect of this Amendment and previously disclosed to the Lenders.

(b)  The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 9.03 of the Credit Agreement.

SECTION 12.  Headings.  Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

AMERICAN AXLE & MANUFACTURING, INC.
AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
AAM INTERNATIONAL HOLDINGS, INC.
AUBURN HILLS MANUFACTURING, INC.
OXFORD FORGE, INC.
COLFOR MANUFACTURING, INC.
MSP INDUSTRIES CORPORATION
ACCUGEAR, INC.
AAM POWDER METAL COMPONENTS, INC.
METALDYNE PERFORMANCE GROUP INC.
MPG HOLDCO I INC.
METALDYNE BSM, LLC
METALDYNE M&A BLUFFTON, LLC
METALDYNE POWERTRAIN COMPONENTS, INC.
METALDYNE SINTERED RIDGWAY, LLC
METALDYNE SINTERFORGED PRODUCTS, LLC
PUNCHCRAFT MACHINING AND TOOLING, LLC
HHI FORMTECH, LLC
JERNBERG INDUSTRIES, LLC
IMPACT FORGE GROUP, LLC
ASP HHI HOLDINGS, INC.
ASP HHI INTERMEDIATE HOLDINGS, INC.
ASP HHI INTERMEDIATE HOLDINGS II, INC.
ASP HHI ACQUISITION CO., INC.
FORGING HOLDINGS, LLC
HEPHAESTUS HOLDINGS, LLC
HHI FORMTECH HOLDINGS, LLC
HHI FORGING, LLC
GEARING HOLDINGS, LLC
CLOYES GEAR HOLDINGS, LLC

JERNBERG HOLDINGS, LLC
IMPACT FORGE HOLDINGS, LLC
ASP MD HOLDINGS, INC.
ASP MD INTERMEDIATE HOLDINGS, INC.
ASP MD INTERMEDIATE HOLDINGS II, INC.
MD INVESTORS CORPORATION
METALDYNE, LLC
GEAR DESIGN AND MANUFACTURING, LLC
ASP GREDE ACQUISTIONCO LLC
ASP GREDE INTERMEDIATE HOLDINGS LLC
GSC RIII – GREDE, LLC
GREDE LLC
GREDE II LLC
GREDE HOLDINGS LLC
HHI HOLDINGS, LLC
ROCHESTER MANUFACTURING, LLC
SHOP IV SUBSIDIARY INVESTMENT (GREDE), LLC
THE MESH COMPANY, LLC
GREDE WISCONSIN SUBSIDIARIES LLC

By
/s/ Shannon J. Curry
Name: Shannon J. Curry
Title: Vice President & Treasurer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By
/s/ Gene Riego de Dios
Name: Gene Riego de Dios
Title: Executive Director

JPMORGAN CHASE BANK, N.A., As Incremental Term Lender and Consenting Revolving Lender
By
/s/ Gene Riego de Dios
Name: Gene Riego de Dios
Title: Executive Director

BANK OF AMERICA, N.A., As Incremental Term Lender and Consenting Revolving Lender
By
/s/ Brian Lukehart
Name: Brian Lukehart
Title: Director

BARCLAYS BANK PLC, As Incremental Term Lender and Consenting Revolving Lender
By
/s/ Craig Malloy
Name: Craig Malloy
Title: Director

ROYAL BANK OF CANADA, As Incremental Term Lender and Consenting Revolving Lender
By
/s/ Nikhil Madhok
Name: Nikhil Madhok
Title: Authorized Signatory

CITIBANK, N.A., As Incremental Term Lender and Consenting Revolving Lender
By
/s/ Blake Gronich
Name: Blake Gronich
Title: Vice President

BMO HARRIS BANK N.A., As Incremental Term Lender and Consenting Revolving Lender
By
/s/ Andrew Berryman
Name: Andrew Berryman
Title: Vice President

PNC BANK, As Incremental Term Lender and Consenting Revolving Lender
By
/s/ Blake Arnett
Name: Blake Arnett
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, As Incremental Term Lender and Consenting Revolving Lender
By
/s/ Jeffrey S. Johnson
Name: Jeffrey S. Johnson
Title: Senior Vice President

CITIZENS BANK, NATIONAL ASSOCIATION, As Incremental Term Lender and Consenting Revolving Lender
By
/s/ Stephen A. Maenhout
Name: Stephen A. Maenhout
Title: Senior Vice President

MIZUHO BANK, LTD., As Incremental Term Lender and New Revolving Lender
By
/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

THE HUNTINGTON NATIONAL BANK, As Incremental Term Lender and Consenting Revolving Lender
By
/s/ Steven J. McCormack
Name: Steven J. McCormack
Title: Senior Vice President

KEYBANK NATIONAL ASSOCIATION, As Incremental Term Lender and Consenting Revolving Lender
By
/s/ Eric W. Domin
Name: Eric W. Domin
Title: Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, As Incremental Term Lender and Consenting Revolving Lender
By
/s/ Alexander Foster
Name: Alexander Foster
Title: AVP

SCHEDULE I

Incremental Term Commitments

Incremental Term Lender	Incremental Term Commitment
JPMorgan Chase Bank, N.A.	$42,929,445.50
Bank of America, N.A.	$41,829,445.50
Barclays Bank PLC	$28,553,299.49
Royal Bank of Canada	$28,553,299.49
Citibank, N.A.	$9,994,959.56
BMO Harris Bank N.A.	$38,730,968.06
PNC Bank	$30,984,774.45
U.S. Bank National Association	$30,984,774.45
Citizens Bank, National Association	$23,238,580.84
Mizuho Bank, LTD.	$23,238,580.84
The Huntington National Bank	$20,140,103.39
KeyBank National Association	$13,943,148.50
HSBC Bank USA, National Association	$6,878,619.93
TOTAL:	$340,000,000.00

SCHEDULE II

New Revolving Lenders and Consenting Revolving Lenders

New Revolving Lender	Revolving Commitment
Mizuho Bank, LTD.	$51,761,419.16
Consenting Revolving Lender
JPMorgan Chase Bank, N.A.	$93,170,554.50
Bank of America, N.A.	$93,170,554.50
Barclays Bank PLC	$106,446,700.51
Royal Bank of Canada	$106,446,700.51
Citibank, N.A.	$106,705,040.44
BMO Harris Bank N.A.	$86,269,031.94
PNC Bank	$69,015,225.55
U.S. Bank National Association	$69,015,225.55
Citizens Bank, National Association	$51,761,419.16
The Huntington National Bank	$44,859,896.61
KeyBank National Association	$31,056,851.50
HSBC Bank USA, National Association	$15,321,380.07
TOTAL:	$925,000,000.00